UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
 FORM 8-K
____________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024
____________________
PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
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Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Main Street, Cambridge, MA 02142
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
The Company’s 2024 Annual Meeting of Shareholders was held on June 18, 2024. At the Annual Meeting, the following items were presented to the shareholders of the Company for their approval, and the shareholders voted as follows:

1. To elect the seven nominees named in the Company’s definitive proxy statement to serve on the Company’s Board of Directors until its 2025 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of shareholders as follows

	Peter Gyenes	Richard Jones	Christopher Lafond	Dianne Ledingham	Sharon Rowlands	Alan Trefler	Larry Weber
FOR	60,429,238	63,088,569	66,255,093	66,630,731	66,451,157	67,769,338	47,850,639
AGAINST	8,014,731	5,353,458	2,186,664	1,813,308	1,993,753	678,215	20,593,509
ABSTAIN	9,423	11,365	11,635	9,353	8,482	5,839	9,244
NON VOTES	5,559,717	5,559,717	5,559,717	5,559,717	5,559,717	5,559,717	5,559,717

2. To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved by a vote of shareholders as follows:

Executive Compensation
FOR	63,680,845
AGAINST	4,745,934
ABSTAIN	26,613
NON VOTES	5,559,717

3. To ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proposal was approved by a vote of shareholders as follows:

Auditors
FOR	73,123,739
AGAINST	849,340
ABSTAIN	40,030

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	June 24, 2024	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Senior Vice President, Chief Commercial Officer, General Counsel and Secretary